Beyond, Inc. Reports Second Quarter 2024 Financial Results
— Improves Gross Margin, Increases Average Order Value, and Reduces Fixed Costs —
— Delivers 25% Sequential Adjusted EBITDA Improvement —

MIDVALE, Utah - July 29, 2024 - Beyond, Inc. (NYSE:BYON), owner of Overstock, Bed Bath & Beyond, Zulily, and other online retail brands designed to unlock your family's and home’s potential, today reported financial results for the second quarter ended June 30, 2024.

“During the second quarter we delivered on our commitments as we increased our active customer base while improving average order value,” said Dave Nielsen, President of Beyond, Inc. “We believe that further calibration of our operating systems, technology, and data analytics, specifically customized to each of our three brands, will yield efficiencies and ultimately the growth and results I expect.”

“On a sequential basis, we improved our gross margin profile and continued to reduce our fixed cost base, ultimately delivering a material improvement in adjusted EBITDA,” said Adrianne Lee, Chief Financial and Administrative Officer of Beyond, Inc. “We are now more than two-thirds of the way through our plan of reducing fixed expenses by $45 million on an annualized basis. We made meaningful progress during the second quarter and expect our financial performance to improve across the balance of the year.”

“We have made significant progress in the past 150 days and will continue to execute on our plan to achieve growth and profitability,” said Marcus Lemonis, Executive Chairman of Beyond, Inc. “We are building each of our brands to leverage their legacy strengths while leaning into vast white space, which will allow us to incrementally monetize these assets. We intend to utilize our intellectual property, vendor relationships, and technology platforms to generate significant capital returns through strategic and financially accretive partnerships and joint ventures.”

Second Quarter 2024 Results*

•	Orders delivered of 1.9 million, an increase of 8% year-over-year
•	Active customers of 6.2 million, an increase of 35% year-over-year
•	Total net revenue of $398 million, a decrease of 5.7% year-over-year
•	Gross profit of $80 million, or 20.1% of total net revenue
•	Net loss of $43 million
•	Diluted net loss per share of $0.93; Adjusted diluted net loss per share (non-GAAP) of $0.76
•	Adjusted EBITDA (non-GAAP) of ($36) million, which represents (9.1)% of net revenue
•	Cash and cash equivalents totaled $186 million at the end of the second quarter
*Certain terms, such as orders delivered and active customers, are defined under "Supplemental Operational Data" below.

Earnings Webcast and Replay Information
Beyond will hold a conference call and webcast to discuss its second quarter 2024 financial results on Tuesday, July 30, 2024 at 8:30 a.m. ET. To access the live webcast, go to https://investors.beyond.com. To participate in the conference call via telephone, please register at the link available at https://investors.beyond.com/news-events/events-and-presentations. Registrants will receive dial-in information and a unique PIN to access the live call. Questions may be emailed in advance of the call to ir@beyond.com.

A replay of the conference call will be available at https://investors.beyond.com shortly after the live call has ended.

About Beyond
Beyond, Inc. (NYSE:BYON), based in Midvale, Utah, is an ecommerce expert with a singular focus: connecting consumers with products and services that unlock their families' and homes’ potential. The Company owns Overstock, Bed Bath & Beyond, Baby & Beyond, Zulily, and other related brands and associated intellectual property. Its suite of online shopping brands features millions of products for various life stages that millions of customers visit each month. Beyond regularly posts information about the Company and other related matters on the Newsroom and Investor Relations pages on its website, Beyond.com.

Beyond, Bed Bath & Beyond, Welcome Rewards, Zulily, Overstock and Backyard are trademarks of Beyond, Inc. Other service marks, trademarks and trade names which may be referred to herein are the property of their respective owners.

Contact Information Alexis Callahan, Vice President, Investor Relations & Public Relations ir@beyond.com pr@beyond.com

Cautionary Note Regarding Forward-Looking Statements
This press release and the July 30, 2024 conference call and webcast to discuss our financial results may contain forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include without limitation all statements other than statements of historical fact, including forecasts of our growth, path to profitability, plan to reduce fixed expenses, refinement of systems, technology, and data analytics, financial results or performance for the year or any other time period, trends, macroeconomic and market conditions, the potential value of our brands and our monetization of their intellectual property and systems, our intention to generate capital returns through strategic and financially accretive partnerships and joint ventures, and the timing of any of the foregoing. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We undertake no obligation to update any forward-looking statements as a result of any new information, future developments, or otherwise. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of known and unknown risks, uncertainties, and other important factors including but not limited to, difficulties we may have with our fulfillment partners, supply chain, access to products, shipping costs, insurance, competition, macroeconomic changes, attraction/retention of employees, search engine optimization results, and/or payment processors. Other risks and uncertainties include, among others, risks arising from changes to our organizational structure, management, or compensation structure, impacts from changing our company name, impacts from our use of the Overstock, Zulily, and Bed Bath & Beyond brands, our ability to generate positive cash flow, impacts from our evolving business practices and expanded product and service offerings, changes to mix of supplier sourced versus directly sourced products, any problems with our infrastructure, including re-location or third-party maintenance of our computer and communication hardware, cyberattacks or data breaches affecting us, adverse tax, regulatory or legal developments, any restrictions on tracking technologies, any failure to effectively utilize technological advancements or protect our intellectual property, negative economic consequences of global conflict, politics, and whether our partnership with Pelion Venture Partners will achieve its objectives. More information about factors that could potentially affect our financial results are included in our Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 23, 2024, in our Form 10-Q for the quarter ended March 31, 2024, which was filed with the SEC on May 8, 2024, and in our subsequent filings with the SEC. The Forms 10-K, 10-Q, and our subsequent filings with the SEC identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

Beyond, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except per share data)
	June 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$186,174	$302,605
Restricted cash	168	144
Accounts receivable, net	18,694	19,420
Inventories	12,099	13,040
Prepaids and other current assets	15,071	14,864
Total current assets	232,206	350,073
Property and equipment, net	27,864	27,577
Intangible assets, net	30,918	25,254
Goodwill	6,160	6,160
Equity securities	129,667	155,873
Operating lease right-of-use assets	2,950	3,468
Other long-term assets, net	12,551	12,951
Property and equipment, net held for sale	54,466	54,462
Total assets	$496,782	$635,818
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$91,210	$106,070
Accrued liabilities	61,306	73,682
Unearned revenue	47,806	49,597
Operating lease liabilities, current	2,723	2,814
Current debt, net held for sale	—	232
Total current liabilities	203,045	232,395
Operating lease liabilities, non-current	425	940
Other long-term liabilities	8,738	9,107
Long-term debt, net held for sale	34,220	34,244
Total liabilities	246,428	276,686
Stockholders' equity:
Preferred stock, $0.0001 par value, authorized shares - 5,000, issued and outstanding - none	—	—
Common stock, $0.0001 par value, authorized shares - 100,000
Issued shares - 52,230 and 51,770
Outstanding shares - 45,750 and 45,414	5	5
Additional paid-in capital	1,018,619	1,007,649
Accumulated deficit	(598,177)	(481,671)
Accumulated other comprehensive loss	(498)	(506)
Treasury stock at cost - 6,480 and 6,356	(169,595)	(166,345)
Total stockholders' equity	250,354	359,132
Total liabilities and stockholders' equity	$496,782	$635,818

Beyond, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except per share data)
	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Net revenue	$398,104	$422,211	$780,385	$803,351
Cost of goods sold	317,936	314,642	625,858	594,098
Gross profit	80,168	107,569	154,527	209,253
Operating expenses
Sales and marketing	66,290	49,242	134,196	96,290
Technology	27,342	27,706	56,923	58,252
General and administrative	18,531	21,673	38,985	42,156
Customer service and merchant fees	15,006	13,197	28,949	25,168
Total operating expenses	127,169	111,818	259,053	221,866
Operating loss	(47,001)	(4,249)	(104,526)	(12,613)
Interest income, net	2,309	3,059	5,026	5,618
Other income (expense), net	2,231	(80,673)	(16,560)	(88,062)
Loss before income taxes	(42,461)	(81,863)	(116,060)	(95,057)
Provision (benefit) for income taxes	117	(8,370)	446	(11,257)
Net loss	$(42,578)	$(73,493)	$(116,506)	$(83,800)
Net loss per share of common stock:
Basic	$(0.93)	$(1.63)	$(2.55)	$(1.86)
Diluted	$(0.93)	$(1.63)	$(2.55)	$(1.86)
Weighted average shares of common stock outstanding:
Basic	45,742	45,200	45,665	45,134
Diluted	45,742	45,200	45,665	45,134

Beyond, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands)
	Six months ended June 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(116,506)	$(83,800)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	8,355	10,501
Non-cash operating lease cost	1,491	2,554
Stock-based compensation to employees and directors	10,035	12,065
(Increase) decrease in deferred tax assets, net	175	(11,502)
Gain on sale of intangible assets	(10,250)	—
Loss from equity method securities	26,206	87,820
Other non-cash adjustments	(260)	(186)
Changes in operating assets and liabilities:
Accounts receivable, net	726	(1,429)
Inventories	941	213
Prepaids and other current assets	(182)	(907)
Other long-term assets, net	132	(1,537)
Accounts payable	(14,897)	11,992
Accrued liabilities	(12,537)	(3,369)
Unearned revenue	(1,791)	(1,101)
Operating lease liabilities	(1,575)	(2,779)
Other long-term liabilities	(565)	237
Net cash (used in) provided by operating activities	(110,502)	18,772
Cash flows from investing activities:
Proceeds from the sale of intangible assets	10,250	—
Expenditures for property and equipment	(7,951)	(12,048)
Purchase of intangible assets	(6,160)	(22,832)
Disbursement for notes receivable	—	(10,000)
Other investing activities, net	553	445
Net cash used in investing activities	(3,308)	(44,435)
Cash flows from financing activities:
Payments of taxes withheld upon vesting of employee stock awards	(3,250)	(2,054)
Other financing activities, net	653	(664)
Net cash used in financing activities	(2,597)	(2,718)
Net decrease in cash, cash equivalents, and restricted cash	(116,407)	(28,381)
Cash, cash equivalents, and restricted cash, beginning of period	302,749	371,457
Cash, cash equivalents, and restricted cash, end of period	$186,342	$343,076

Supplemental Operational Data
We measure our business using operational metrics, in addition to the financial metrics shown above and the non-GAAP financial measures explained below. We believe these metrics provide investors with additional information regarding our financial results and provide key performance indicators to track our progress. These indicators include changes in customer order patterns and the mix of products purchased by our customers.

Active customers represent the total number of unique customers who have made at least one purchase during the prior twelve-month period. This metric captures both the inflow of new customers and the outflow of existing customers who have not made a purchase during the prior twelve-month period.

Last twelve months (LTM) net revenue per active customer represents total net revenue in a twelve-month period divided by the total number of active customers for the same twelve-month period.

Orders delivered represents the total number of orders delivered in any given period, including orders that may eventually be returned. As we ship a large volume of packages through multiple carriers, actual delivery dates may not always be available, and in those circumstances, we estimate delivery dates based on historical data.

Average order value is defined as total net revenue in any given period divided by the total number of orders delivered in that period.

Orders per active customer is defined as orders delivered in a twelve-month period divided by active customers for the same twelve-month period.

The following table provides our key operating metrics:
(in thousands, except for LTM net revenue per active customer, average order value and orders per active customer)

	Three months ended June 30,
	2024	2023
Active customers	6,221	4,621
LTM net revenue per active customer	$247	$361
Orders delivered	1,949	1,803
Average order value	$204	$234
Orders per active customer	1.39	1.56

Non-GAAP Financial Measures and Reconciliations
We are providing certain non-GAAP financial measures in this release and related earnings conference call, including adjusted diluted net loss per share, adjusted EBITDA, and free cash flow. We use these non-GAAP measures internally in analyzing our financial results and we believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance and, in the case of free cash flow, our liquidity position, in the same manner as our management and board of directors. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures in this earnings release. These non-GAAP financial measures should be used in addition to and in conjunction with the results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.

Adjusted diluted net loss per share is a non-GAAP financial measure that is calculated as net income (net loss) less the income or losses recognized from our equity method securities, net of related tax. We believe that this adjustment to our net income (net loss) before calculating per share amounts for the current period presented provides a useful comparison between our operating results from period to period.

Adjusted EBITDA is a non-GAAP financial measure that is calculated as net income (net loss) before depreciation and amortization, stock-based compensation, interest and other income (expense), provision (benefit) for income taxes, and special items. We believe the exclusion of certain benefits and expenses in calculating adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring.

Free cash flow is a non-GAAP financial measure that is calculated as net cash provided by or used in operating activities reduced by expenditures for property and equipment. We believe free cash flow is a useful measure to evaluate the cash impact of the operations of the business including purchases of property and equipment which are a necessary component of our ongoing operations.

The following tables reflects the reconciliation of adjusted diluted net loss per share to diluted net loss per share (in thousands, except per share data):

	Three months ended June 30,
	2024
	Diluted EPS	Less: equity method income (loss)[1]	Adjusted Diluted EPS
Numerator:
Net loss	$(42,578)	$(7,753)	$(34,825)

Denominator:
Weighted average shares of common stock outstanding—diluted	45,742	45,742	45,742

Net loss per share of common stock:
Diluted	$(0.93)	$(0.17)	$(0.76)
1 Inclusive of estimated tax impact

The following table reflects the reconciliation of adjusted EBITDA to net loss (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Net loss	$(42,578)	$(73,493)	$(116,506)	$(83,800)
Depreciation and amortization	4,395	4,516	8,355	10,501
Stock-based compensation	5,259	6,270	10,035	12,065
Interest income, net	(2,309)	(3,059)	(5,026)	(5,618)
Other (income) expense, net	(2,231)	80,673	16,560	88,062
Provision (benefit) for income taxes	117	(8,370)	446	(11,257)
Special items (see table below)	971	1,697	1,917	1,697
Adjusted EBITDA	$(36,376)	$8,234	$(84,219)	$11,650

Special items:
Brand integration and related costs	$192	$1,086	$203	$1,086
Restructuring costs[1]	779	611	1,714	611
	$971	$1,697	$1,917	$1,697
1 Inclusive of certain severance and lease termination costs.

The following table reflects the reconciliation of free cash flow to net cash (used in) provided by operating activities (in thousands):

	Six months ended June 30,
	2024	2023
Net cash (used in) provided by operating activities	$(110,502)	$18,772
Expenditures for property and equipment	(7,951)	(12,048)
Free cash flow	$(118,453)	$6,724